Exhibit 10.1
AMENDMENT NUMBER ONE TO INTERCREDITOR AGREEMENT

This AMENDMENT NUMBER ONE TO INTERCREDITOR AGREEMENT (this "Amendment") is entered into as of May 15, 2006 by and between Law Debenture Trust Company of New York, as successor to JP Morgan Trust Company, National Association ("JP Morgan") and Bank One, National Association ("Bank One"), a national banking association, not in its individual capacity but solely as trustee (the "Trustee") under the Junior Agreement (as defined below), as collateral agent for itself and the holders of the Senior Second Notes (in such capacity, together with its successors and assigns in such capacity, the "Junior Collateral Agent"), and Wells Fargo Foothill, Inc., a California corporation ("WFF"), as the arranger and administrative agent for the Senior Lenders (as defined below) (in such capacity, together with its successors and assigns in such capacity, the "Senior Agent"), with reference to the following:

WHEREAS, Junior Collateral Agent and Senior Agent are parties to that certain Intercreditor Agreement, dated as of May 14, 2004 (as amended, restated, supplemented, or otherwise modified from time to time, the "Intercreditor Agreement");

WHEREAS, Evergreen International Aviation, Inc., an Oregon corporation (the "Parent"), certain subsidiaries and affiliates of Parent that are party thereto (each a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), the lenders that are identified on the signature pages thereto (the "Senior Lenders"), and Senior Agent are parties to that certain Loan and Security Agreement dated as of May 13, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement");

WHEREAS, Parent, certain subsidiaries and affiliates of Parent that are party thereto, and Trustee, as successor to JP Morgan and Bank One, are parties to that certain Indenture dated as of May 16, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Junior Agreement");

WHEREAS, Senior Agent and Junior Collateral Agent desire to make certain amendments to the Intercreditor Agreement; and

WHEREAS, subject to the terms and conditions set forth herein, Senior Agent and Junior Collateral Agent are willing to make such amendments.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Intercreditor Agreement, as amended hereby.

2. Amendment to Intercreditor Agreement.

(a) Section 1.01 of the Intercreditor Agreement is hereby amended by adding the following new definition in proper alphabetical order:

"Pledged Collateral" is defined in Section 3.10(a)."

(b) The Intercreditor Agreement is hereby amended by adding the following new Section 3.10 at the end of Article III thereof:

"3.10 Bailee for Perfection.

(a) The Senior Agent and the Junior Collateral Agent each agree to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees), to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC or other applicable law (such Collateral being the "Pledged Collateral"), as bailee and as a non-fiduciary agent for the Junior Collateral Agent or the Senior Agent, as applicable (such bailment and agency being intended, among other things, to satisfy the requirements of Sections 8-301(a)(2), 9-313(c), 9-104, 9-105, 9-106, and 9-107 of the UCC), solely for the purpose of perfecting the security interest granted under the Junior Documents or the Senior Documents, as applicable, subject to the terms and conditions of this Section 3.10. Unless and until the Senior Debt is Paid in Full, the Junior Collateral Agent agrees to promptly notify the Senior Agent of any Pledged Collateral held by it or by any Junior Creditors, and, immediately upon the request of the Senior Agent at any time prior to the Senior Debt being Paid in Full, the Junior Collateral Agent agrees to deliver to the Senior Agent any such Pledged Collateral held by it or by any Junior Creditors, together with any necessary endorsements (or otherwise allow the Senior Agent to obtain control of such Pledged Collateral). The Senior Agent hereby agrees that upon the Senior Debt being Paid in Full, upon the written request of Junior Collateral Agent, to the extent that the applicable control agreement is in full force and effect and has not been terminated, Senior Agent shall continue to act as such a bailee and non-fiduciary agent for the Junior Collateral Agent (solely for the purpose of perfecting the security interest granted under the Junior Documents and at the expense of Junior Collateral Agent) with respect to the deposit account or securities account that is the subject of such control agreement, until the earlier to occur of (x) 30 days after the date when the Senior Debt is Paid in Full, and (y) the date when a control agreement is executed in favor of Junior Collateral Agent with respect to such deposit account or securities account.

(b) The Senior Agent shall have no obligation whatsoever to the Junior Collateral Agent or any Junior Creditor to ensure that the Pledged Collateral is genuine or owned by any of the Obligors or to preserve rights or benefits of any person except as expressly set forth in this Section 3.10. The Junior Collateral Agent shall have no obligation whatsoever to the Senior Agent or any Senior Lender to ensure that the Pledged Collateral is genuine or owned by any of the Obligors or to preserve rights or benefits of any person except as expressly set forth in this Section 3.10. The duties or responsibilities of the Senior Agent under this Section 3.10 shall be limited solely to holding or controlling the Pledged Collateral as bailee and agent in accordance with this Section 3.10 and delivering the Pledged Collateral upon a Payment in Full as provided in paragraph (d) of this Section 3.10. The duties or responsibilities of the Junior Collateral Agent under this Section 3.10 shall be limited solely to holding or controlling the Pledged Collateral as bailee and agent in accordance with this Section 3.10.

(c) The Senior Agent acting pursuant to this Section 3.10 shall not have by reason of the Senior Documents, the Junior Documents, this Agreement or any other document a fiduciary relationship in respect of the Junior Collateral Agent or any Junior Creditor. The Junior Collateral Agent acting pursuant to this Section 3.10 shall not have by reason of the Senior Documents, the Junior Documents, this Agreement or any other document a fiduciary relationship in respect of the Senior Agent or any Senior Lender.

(d) Upon the Senior Debt being Paid in Full, the Senior Agent shall deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the Junior Collateral Agent to the extent Junior Debt remains outstanding as confirmed by the Junior Collateral Agent, and, to the extent that Junior Collateral Agent confirms no Junior Debt is outstanding, second, to the Administrative Borrower to the extent no First Lien Debt or Second Lien Debt remain outstanding (in each case, so as to allow such person to obtain possession or control of such Pledged Collateral).

3. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

4. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

5. Effect on Loan Documents.

(a) The Intercreditor Agreement, as amended hereby, and each of the other Senior Documents and Junior Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Senior Agent, Junior Collateral Agent, any other Senior Creditor, or any Junior Creditor under the Intercreditor Agreement or any other Senior Document or Junior Document. The waivers, consents, and modifications herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance with the Senior Documents and Junior Documents, and shall not operate as a consent to any' further or other matter under the Senior Documents and Junior Documents.

(b) Upon and after the effectiveness of this Amendment, each reference in the Intercreditor Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Intercreditor Agreement, and each reference in the other Senior Documents and Junior Documents to "the Intercreditor Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Intercreditor Agreement, shall mean and be a reference to the Intercreditor Agreement as modified and amended hereby.

(c) To the extent that any terms and conditions in any of the Senior Documents and Junior Documents shall contradict or be in conflict with any terms or conditions of the Intercreditor Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Intercreditor Agreement as modified or amended hereby.

(d) This Amendment is a Senior Document and Junior Document.

6. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

JUNIOR COLLATERAL AGENT

LAW DEBENTURE TRUST COMPANY OF NEW YORK, as Trustee

By:	/s/ Adam Berman
Name: Adam Berman
Title: Vice President

SENIOR AGENT

WELLS FARGO FOOTHILL, INC., as Agent

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDMENT TO INTERCREDITOR AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

JUNIOR COLLATERAL AGENT

LAW DEBENTURE TRUST COMPANY OF NEW YORK, as Trustee

By:
Name:
Title:

SENIOR AGENT

WELLS FARGO FOOTHILL, INC., as Agent

By:	/s/ Thomas Forbath
Name: Thomas Forbath
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT TO INTERCREDITOR AGREEMENT]